Exhibit (99.2)



                               MET-PRO CORPORATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report on Form 10-K for the fiscal year ended January 31, 2003 of Met-Pro Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary J. Morgan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Gary J. Morgan
--------------------------------
Gary J. Morgan
Chief Financial Officer
April 28, 2003